                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [X] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             RIVIERA TOOL COMPANY
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                           RIVIERA TOOL COMPANY LOGO

                              RIVIERA TOOL COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 17, 1997

To the Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Riviera Tool Company (the "Company") to be held on Wednesday, December 17, 1997 at 3:00 p.m., Eastern Standard Time at Rembrandt's at Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504, for the following purposes:

          (1) To elect two Directors to serve until the Annual Meeting of Shareholders in 2000.

          (2) To approve the Company's 1996 Stock Option Plan, as amended.

          (3) To consider such other business as may properly come before the meeting.

     Only shareholders of record on the close of business on October 20, 1997 will be entitled to vote at the meeting or any adjournments thereof.

     YOUR ATTENTION IS CALLED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU ARE THEREFORE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

     A copy of the Annual Report of the Company for the fiscal year ended August 31, 1997 accompanies this Notice.

                                          By Order of the Board of Directors,

                                          PETER C. CANEPA, Secretary
Grand Rapids, Michigan
November 14, 1997

                         [RIVIERA TOOL COMPANY LOGO]

                             RIVIERA TOOL COMPANY
                          5460 Executive Parkway SE
                         Grand Rapids, Michigan 49512

            PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                              DECEMBER 17, 1997

                             GENERAL INFORMATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Riviera Tool Company (the "Company") for use at the Annual Meeting of Shareholders on Wednesday, December 17, 1997 at 3:00 p.m. and any adjournments thereof, to be held at Rembrandt's at Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan. These proxy materials are first being mailed to shareholders on or about November 14, 1997.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. In addition, the Company has retained Corporate Investor Communications, Inc. 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $1,500 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to principals.

     A copy of the Company's 1997 Annual Report is enclosed.

             STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record at the close of business on October 20, 1997 (the "record date") are entitled to notice of, and to vote at, the meeting or an adjournment or adjournments thereof, each share having one vote. There are no cumulative voting rights for the election of directors.

     The Company had 1,755,000 shares of Common Stock, no Par Value (Common Shares), outstanding on the record date. A majority of the Common Shares entitled to vote constitutes a quorum.

     To the Company's knowledge, based on information filed with the Securities and Exchange Commission (the "SEC"), or otherwise provided to the Company, as of October 31, 1997, the following person(s) beneficially owned more than 5% of the Company's Common Stock:

                                                                     SHARES
                                                               BENEFICIALLY OWNED
                                                              ---------------------
                      NAME AND ADDRESS                        NUMBER        PERCENT
                      ----------------                        ------        -------
Kenneth K. Rieth(1).........................................  730,000(2)     41.59%
5460 Executive Parkway SE, Grand Rapids, MI 49512
NBD Bank....................................................  125,000          7.1%
701 First National Building, Detroit, MI 48226
Heartland Advisor, Inc. ....................................  351,400(3)     18.02%
790 N. Milwaukee Street, Milwaukee, WI 53202
Wellington Management.......................................  308,333(4)     16.33%
75 State Street, Boston, MA 02109
Pioneer Management Corporation..............................  200,000(5)     10.23%
60 State Street, Boston, MA 02109
Schaenan & Fox Capital Management, Inc. ....................  171,900         9.79%
200 Park Avenue, New York, NY 10166
Kennedy Capital Management, Inc. ...........................  178,108(6)      9.21%
10829 Olive Boulevard, St. Louis, MO 63141
Deltec Asset Management Corporation.........................  158,333(7)      8.28%
535 Madison Avenue, New York, NY 10022
William Harris Investors, Inc. .............................  138,667(8)      7.41%
2 North LaSalle Street, Chicago, IL 60602
ROI Capital Management......................................  100,000(9)      5.39%
17 E. Sir Francis Drake Boulevard, Larkspur, CA 94939

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns the Common Stock of Riviera Holding Company.

(2) The shares owned by NBD Bank could be returned to Mr. Rieth pro rata pursuant to a pledge of certain litigation and life insurance proceeds. See "Certain Transactions with Executive Officers and Directors" herein.

(3) Includes 195,000 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

(4) Includes 133,333 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

(5) Includes 200,000 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

(6) Includes 178,108 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.7375 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

(7) Includes 158,333 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

(8) Includes 116,667 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

(9) Includes 100,000 shares of Common Stock which may be acquired immediately through the conversion of 8% Cumulative Convertible Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares of Common Stock owned by this person these shares are deemed to have been converted and owned by this person.

     Management does not know of any other person who as of October 31, 1997, beneficially owned more than 5% of the Company's Common Stock, other than as indicated above.

     The votes required for approval of each matter to be submitted at the meeting for shareholder vote are described in the applicable sections of this Proxy Statement.

                            I. ELECTION OF DIRECTORS

     The Board of Director proposed that Messrs. Thomas H. Highley and John C. Kennedy be elected as Directors of the Company to hold office until the Annual Meeting of Shareholders in 2000 or until their successors are elected and qualified. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of the nominees named above, unless such proxies are marked to the contrary. The two nominees receiving the greatest number of votes cast at the Meeting or its adjournment shall be elected. In case any nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

     The following information is furnished with respect to each nominee for election as a Director, each person whose term of office as a Director will continue after the Meeting and each Executive Officer of the Company as of October 31, 1997 named in the Summary Compensation Table herein.

                                                                                         PERCENTAGE OF
                                                                           SHARES OF     TOTAL COMMON
                                                                             COMMON      STOCK OF THE
                                                                             STOCK          COMPANY
                                                                          BENEFICIALLY   BENEFICIALLY
                                             POSITIONS AND OFFICES        OWNED AS OF     OWNED AS OF     TERM
      NAME AND YEAR FIRST                 WITH THE COMPANY AND OTHER      OCTOBER 31,     OCTOBER 31,      TO
       BECAME A DIRECTOR         AGE         PRINCIPAL OCCUPATIONS            1997           1997        EXPIRE
      -------------------        ---      --------------------------      ------------   -------------   ------
                           NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM
John C. Kennedy (1988).........  39    Principal owner, Director and           8,333(1)          *        1997
                                       President Autocam Corporation
Thomas H. Highley (1997).......  55    President and Chief Executive              --            --        1997
                                       Officer The Empire Company, Inc.

                                                                                         PERCENTAGE OF
                                                                           SHARES OF     TOTAL COMMON
                                                                             COMMON      STOCK OF THE
                                                                             STOCK          COMPANY
                                                                          BENEFICIALLY   BENEFICIALLY
                                             POSITIONS AND OFFICES        OWNED AS OF     OWNED AS OF     TERM
      NAME AND YEAR FIRST                 WITH THE COMPANY AND OTHER      OCTOBER 31,     OCTOBER 31,      TO
       BECAME A DIRECTOR         AGE         PRINCIPAL OCCUPATIONS            1997           1997        EXPIRE
      -------------------        ---      --------------------------      ------------   -------------   ------
                                        DIRECTORS CONTINUING IN OFFICE
Kenneth K. Rieth (1980)........  38    President and Chief Executive         730,000(2)       41.5%       1999
                                       Officer of the Company
Leonard H. Wood (1988).........  55    Vice President and General                500             *        1998
                                       Manager of the Company
Thomas R. Collins (1995).......  54    Controller Hayes Wheels                    --            --        1998
                                       International, Automotive Brake
                                       Division
John H. Kinstler (1988)........  48    Vice President Hayes Wheels                --            --        1999
                                       International, Fabricated Wheel
                                       Division
                                OTHER EXECUTIVE OFFICERS, WHO ARE NOT DIRECTORS
Peter C. Canepa................  39    Chief Financial Officer,                5,000             *          --
                                       Treasurer and Secretary of the
                                       Company
                                                                             -------         -----
All Directors and Executive Officers as a group (7 persons).............     743,833          42.2%
                                                                             =======         =====

-------------------------
 *  Beneficial ownership of less than 1% of the class.

(1) Mr. Kennedy owns 500 shares of the Company's 8% Cumulative Convertible Preferred Stock, convertible at any time into Common Stock at $6.00 per share. For purposes of calculating the percentage of outstanding shares owned by Mr. Kennedy and the group, these shares are deemed to be converted by Mr. Kennedy.

(2) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns the Common Stock of Riviera Holding Company. The shares owned by NBD Bank could be returned to Mr. Rieth pro rata pursuant to a pledge of certain litigation and life insurance proceeds. See "Certain Transactions with Executive Officers and Directors" contained herein.

OTHER INFORMATION RELATING TO NOMINEES AND DIRECTORS

     Set forth below is each Director's name and the year in which he first became a Director, and a brief account of the business experience of each nominee and Director during the past five years.

KENNETH K. RIETH 1980

     Mr. Rieth has been a principal owner and President of Riviera Tool Company since 1980. Mr. Rieth has served as a Director of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, electronic and computer industries since 1991.

LEONARD H. WOOD 1988

     Mr. Wood has been a Vice President of the Company since 1985. Prior to that time, he was Project Manager with American Motors Corporation.

JOHN C. KENNEDY 1991

     Mr. Kennedy has been a principal owner, Director and President of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, electronic and computer industries since 1988.

THOMAS R. COLLINS 1995

     Mr. Collins has been Controller of the Automotive Brake Division of Hayes Wheels International, Inc. since July, 1996. Prior to that time, he was Vice President, Treasurer and Chief Financial Officer of Motor Wheel Corporation, a designer and producer of wheels and brakes for the automotive and commercial highway markets, since 1991. Prior to 1991, he was Comptroller and held other various positions at Motor Wheel Corporation.

JOHN H. KINSTLER 1988

     Mr. Kinstler has been Vice President of Engineering of the Fabricated Wheel Division of Hayes Wheels International, Inc., since May, 1996. Prior to that time, he was Vice President of Manufacturing of Motor Wheel Corporation since 1992. He was Executive Vice President of Engineering and Quality from 1989 through 1992 and Vice President of Engineering from 1985 through 1989 of Motor Wheel Corporation.

THOMAS H. HIGHLEY 1997

     Mr. Highley has been President and CEO of The Empire Company, Inc., a distributor of residential and commercial millwork products, since 1991.

     During the fiscal year ended August 31, 1997, the Board of Directors acted by unanimous written consent and held two meetings. No director attended less than 75% of directors meetings, including appropriate committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee. The current members of the Audit Committee are Messrs. John C. Kennedy and Thomas H. Highley. During fiscal year ended August 31, 1997, the Audit Committee held one meeting. The duties of the Audit Committee are briefly: recommending to the Board of Directors the retention or discharge of the independent public accountants; reviewing the arrangements and scope of the audit and non-audit engagements and the compensation of the independent public accountants; reviewing with the independent public accountants and the Company's financial officers the adequacy of the Company's internal financial controls; and reviewing major changes in accounting policies.

     The Company has a standing Compensation Committee. The current members of the Compensation Committee are Messrs. John H. Kinstler, Thomas Highley and Thomas R. Collins. The duties of the Committee are recommending to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company and granting stock options under the Company's 1996 Stock Option Plan. During fiscal year ended August 31, 1997, the Compensation Committee held no meetings.

     The Company has no nominating committee the functions of which are performed by the Board of Directors.

LEGAL PROCEEDINGS

     The Company is a plaintiff in an action against Fred Borsini, Herbert Keeler and Durametallic Corporation, a Delaware corporation, with Kenneth K. Rieth, Arlene Morris and Riviera Holding Company, a Michigan corporation wholly owned by Kenneth K. Rieth, as co-plaintiffs, filed July 22, 1994, in the Kent County Circuit Court, Grand Rapids, Michigan, Case No. 94-2809-CZ. In July of 1992, the Company contributed machinery, equipment, inventory, work-in-process and receivables related to the business of building plastic injection molds to a joint venture that then became known as Leap Technologies, Inc. Defendants in this action contributed all of the stock of a mold builder then known as Leap Technologies, Inc. The Company contributed assets valued at $5.4 million, the new entity assumed debts in the amount of $3.7 million, and the Company received $1.7 million of preferred stock in the new entity. The Company alleges that the status of the business contributed by the defendants was fraudulently represented to it and the defendants are therefore liable to the Company for all losses sustained as a result of the failure of the venture. The Company is asking for return of its investment plus the additional damages it incurred in the process of liquidating the venture. Management believes that approximately $3,000,000 of damages has been identified, however, the damage evaluation is incomplete. One defendant has counterclaimed for breach of representations by the Company without specifying any amount of damages. The Company is not currently involved in other legal proceedings other than ordinary or routine proceedings incidental to its operations. In the opinion of management, no existing proceedings, including the matter involving Leap Technologies, Inc., would have a significant effect on the financial condition, results of operations and cash flows of the Company if determined against the Company.

COMPENSATION COMMITTEE REPORT

     The Company's compensation program for officers is administered by the Compensation Committee of the Board of Directors which is currently composed of directors Collins, Kinstler and Highley.

Overall Officer Compensation Policy

     The Company's compensation policy for executive officers is designed to support the overall objective of enhancing value for shareholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

     The key elements of the Company's officer compensation consist of base salary, a formula bonus for Mr. Rieth, the Company's chief executive officer, a discretionary bonus for Mr. Canepa, the Company's Chief Financial Officer and Mr. Wood, the Company's Vice President and General Manager, as well as stock options for Messrs. Rieth, Canepa and Wood. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including insurance and other benefits.

Base Salary

     The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth in 1997, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. Mr. Rieth's base salary was established by the Board of Directors in September 1996 and has been continued since then. This base compensation consists of a regular payroll payment of $150,800 per year. For 1998, Messrs. Canepa's and Wood's base salaries are $125,000 and $150,800, respectively.

Bonus Awards

     The Company's officers may be considered for annual cash bonuses which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for 1997 for Mr. Rieth, pursuant to a three-year employment agreement executed with Mr. Rieth, provides that a bonus, not less than 3 1/2% of the Company's Income before taxes and such bonus expense, will be awarded. This formula was established by the Board of Directors in 1996 and will be continued by contract through fiscal 1999. In awarding a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Messrs. Canepa's and Wood's bonus based on his review of corporate and Messrs. Canepa's and Wood's individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa, Wood and Rieth. The Committee has adopted Mr. Rieth's recommendations this year.

Stock Options

     Under the Company's 1996 Incentive Stock Option Plan, stock options may be granted to the Company's key employees including Messrs. Rieth, Wood and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability.

     Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy. Pending approval of the Plan at this meeting, no options have been granted under the plan.

                                          Compensation Committee Members:
                                            Thomas R. Collins
                                            Thomas H. Highley
                                            John H. Kinstler

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Directors

     The Company pays each Director who is not a Company employee or an employee of a 10% or more shareholder a fee of $5,000 per year. During fiscal year ended August 31, 1997, the Company paid $5,000 of Directors fees to Messrs. Kennedy and Highley.

Summary Compensation Table

     The following table sets forth the total compensation earned by each of the Company's Executive Officers during the fiscal years ended August 31, 1995, 1996, and 1997 for services rendered to the Company in all capacities during such years.

                                                                   ANNUAL COMPENSATION(1)
                                               --------------------------------------------------------------
                                     FISCAL                                 OTHER ANNUAL         ALL OTHER
   NAME AND PRINCIPAL POSITION        YEAR      SALARY         BONUS       COMPENSATION(2)    COMPENSATION(4)
   ---------------------------       ------     ------         -----       ---------------    ---------------
Kenneth K. Rieth..................    1997     $150,800(3)    $64,798(3)       $  -0-             $1,264
President, CEO and Director           1996      150,800           -0-             -0-              1,267
                                      1995      150,800           -0-             -0-              1,233
Leonard H. Wood...................    1997     $129,700       $   -0-          $7,291             $1,421
Vice President, General Manager       1996      124,800           -0-           7,291              1,425
and Director                          1995      124,800           -0-           7,291              1,326
Peter C. Canepa...................    1997     $112,500       $69,789          $  -0-             $  -0-
Secretary, Treasurer and CFO          1996      110,500           -0-             -0-                -0-
                                      1995      110,500           -0-             -0-                -0-

-------------------------
(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2) Represents the dollar value of the premiums paid by the Company for life insurance policy maintained in respect of an Executive Deferred Compensation Plan agreement with Mr. Wood. This Agreement provides that upon death, disability or retirement from service after reaching age 65, the employee or his heirs and assigns will receive $50,000 per year for five consecutive years. For each year that employment with the Company is terminated, for any reason, prior to September 1, 1999, the benefit will be reduced by 10% or $5,000 per year.

(3) The Company has an Employment Agreement with Kenneth K. Rieth pursuant to which Mr. Rieth will continue to serve as the Chief Executive Officer and President of the Company. The term of the agreement is for a period of three years beginning September 1, 1996. Pursuant to the agreement with Mr. Rieth, the Company will pay Mr. Rieth a base salary of $150,800 and a bonus of not less than 3.5% of the Company's income before taxes.

(4) Amounts contributed by the Company to the 401(k) plan maintained by the Company for its employees generally.

     The Company's Board of Directors has given Mr. Rieth the authority to set the compensation for senior management.

1996 Stock Option Plan

     The Company's 1996 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors and approved by the shareholders on October 31, 1996. Under such Option Plan no options were issued or granted during the year ended August 31, 1997. The purpose of the Option Plan is to make options available to employees of the Company to give them a greater personal interest in the success of the Company and an added incentive to continue their employment. Employees of Riviera Holding Company and Motor Wheel Corporation are not eligible to participate in the Option Plan. Two Hundred Fifty Thousand shares of Common Stock are reserved for issuance under the Option Plan and the options are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended.

     The Option Plan is administered by the Compensation Committee. Options granted under the Option Plan are not transferable by the optionee other than by will or the laws of descent and distribution. Each option is exercisable during the lifetime of the optionee and so long as the employee does not engage in activity in competition with or contrary to the interests of the Company. No option may be granted under the Option Plan after August 31, 2006.

     The exercise price of options granted under the Option Plan cannot be less than the fair market value of the underlying shares on the option grant date. The terms of each option and the manner in which it may be exercised will be determined by the administrator subject to the requirement that no option may be exercisable more than ten years after the option grant date. With respect to any option granted to a participant who owns, or is deemed to own, stock possessing more than 10% of the voting rights of the Company's outstanding capital stock at the option grant date, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the option grant date. Under the terms of the Option Plan, the aggregate fair market value of the Common Stock (determined at the date of the option grant) underlying options granted to any employee and exercisable in any single year may not exceed $100,000.

Retirement Savings Plan

     The Company has a profit-sharing plan that covers substantially all employees (the "Plan"). The Plan includes a 401(k) deferred compensation option. It is the Company's policy to fund profit-sharing costs accrued on an annual basis. The Plan, as established, allows for discretionary contribution as determined annually by the Company's Board of Directors. No discretionary contribution has been made for 1995, 1996, or 1997.

     Part of the Plan includes a retirement savings plan qualified under Internal Revenue Code Section 401(k) in which all full-time employees may participate. Contributions are made to the plan by participants electing to defer portions of their regular compensation. Amounts elected to be deferred within certain statutory limits (currently $9,500 per year) are not taxable to the participant. The Company matches and contributes up to 15% of the employee's contribution to the 401(k) Plan, up to 2% of the employee's annual wage.

     The Company's 8% Cumulative Preferred Stock which was previously outstanding was all owned by the Plan. All outstanding shares of this issue were redeemed prior to July 1, 1997 together with payment of all unpaid dividends.

     Under the Plan, benefits are payable in a lump sum upon termination of employment with the Company for any reason.

SHAREHOLDERS AGREEMENT

     Riviera Holding Company and Motor Wheel Corporation, an Ohio corporation located in Okemos, Michigan ("Motor Wheel"), had executed a written Shareholders Agreement (the "Shareholders Agreement") which provided that they would unconditionally and irrevocably vote their respective shares of Common Stock jointly in structuring the Company's Board of Directors into a board consisting of seven members divided into three classes, two classes consisting of two members and one class consisting of three members. Under such agreement Riviera Holding Company was entitled to designate three directors and Motor Wheel to designate two directors. Both parties agreed unconditionally and irrevocably to vote all of their respective shares of Common Stock in favor of the persons so designated by each party as directors. The remaining members of the Board of Directors (two directors) could be nominated by any person; however, Motor Wheel and Riviera Holding Company had agreed to vote together on nominees for these positions. Voting on all other matters was in the sole discretion of the shareholder. Under such Shareholder Agreement, Riviera Holding Company had designated as directors Messrs. Rieth, Wood, and Kennedy whereas Motor Wheel had designated Messrs. Kinstler and Collins. Mr. Highley was elected by the agreement of Motor Wheel and Riviera Holding Company.

     Pursuant to the Shareholders Agreement, Motor Wheel had granted Riviera Holding Company an option to purchase all the shares of the Company owned by Motor Wheel. The option was exercisable at a purchase price of $3.0 million, or $4.11 per share, payable within 30 days after notice of exercise. Riviera Holding Company assigned its rights pursuant to this option to the Company. In October,1997, the Company issued and sold 80,000 shares of 8% Cumulative Convertible Preferred Stock at $100.00 per share. With a portion of the proceeds from this sale, the Company exercised its option to purchase and retired all 730,000 shares of common stock held by Motor Wheel Corporation for $3.0 million or $4.11 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1997 and prior to the Company's initial public offering, the Board of Directors, then consisting of Directors Kennedy, Wood, Kinstler, Collins and Rieth, had the responsibility of setting executive compensation. The Compensation Committee of the Board of Directors consisting of Directors Collins, Kinstler and Highley was formalized on April 16, 1997 and has assumed that responsibility. Mr. Rieth serves as President and Chief Executive Officer of the Company and serves on the Board of Directors of Autocam Corporation, where Mr. Kennedy is President, Chief Executive Officer and also a member of the Board of Directors. Mr. Rieth also served on the Compensation Committee of Autocam Corporation of Autocam Corporation until August 1995.

     The Company previously had a contract with Motor Wheel relating to the performance of engineering for and construction of dies to be purchased by Motor Wheel. This contract was terminated October 31, 1996, effective December 31, 1995. Mr. Kinstler, a director of the Company, is Vice President of the Fabricated Wheel Division of Hayes Wheels International, Inc., the Parent Company of Motor Wheel. Mr. Collins, a director of the Company, is Controller of the Automotive Brake Division of Hayes Wheels International, Inc., the Parent Company of Motor Wheel. Motor Wheel then owned 29.6% of the outstanding Common Stock of the Company. The contract with Motor Wheel provided that the Company would quote such services to Motor Wheel at hourly rates not greater than it had on file with or was actually quoting to any automobile manufacturer. Motor Wheel was required to purchase not less than 155,000 hours of such work, as defined by the contract, or, if less, 85% of its entire domestic consumption of such services if domestic consumption was less than 182,500 hours in any year. In that event, Motor Wheel was required to purchase its foreign consumption of such services from the Company if the Company was competitive in price, quality and delivery. Motor Wheel paid to the Company $72,245 and $246,011 during fiscal 1996 and 1995, respectively, resulting from its having used less than the 155,000 hour minimum. The contract was to terminate on December 31, 1998 and could have been extended for two additional five year terms by Motor Wheel. Pursuant to the Shareholders Agreement between Motor Wheel and Riviera Holding Company dated October 31, 1996, such die construction supply contract was terminated effective December 31, 1995. As a result, no under utilization charges will be received by the Company for any period after December 31, 1995.

     Pursuant to the Shareholders Agreement, Motor Wheel had granted Riviera Holding Company an option to purchase all the shares of the Company owned by Motor Wheel. The option was exercisable at a purchase price of $3.0 million, or $4.11 per share, payable within 30 days after notice of exercise. Riviera Holding Company assigned its rights pursuant to this option to the Company. In October,1997, the Company exercised this option. See "Shareholders Agreement" above.

     Riviera Holding Company, owned 100% by Kenneth K. Rieth, had pledged all of its shares of the Company to NBD Bank in connection with commercial lending arrangements not related to the Company. The pledge was terminated effective with the Company's initial public offering, March 4, 1997, pursuant to a settlement agreement between Riviera Holding Company, NBD Bank and Kenneth K. Rieth. Under such settlement agreement, NBD Bank received 125,000 shares of the Common Stock of the Company from Riviera Holding Company, owned 100% by Kenneth
K. Rieth, a pledge of co-plaintiffs Kenneth K. Rieth, Arlene Morris, Riviera Holding Company and the Company of all proceeds of the legal action against Fred Borsini, Herbert Keeler and Durametallic Corporation, and a pledge by the Company of $1,000,000 of existing Key Man life insurance on Kenneth K. Rieth. The Company has received no monetary consideration for the pledges by the Company.

     The Company, on October 31, 1996, declared a preferential dividend on the shares of common stock of the Company owned by Riviera Holding Company to pay the income tax payable by Riviera Holding Company as a result of the lapse of options by Motor Wheel to purchase common stock owned by Riviera Holding Company and as a result of the dividend itself. In May, 1997 the Company paid this $90,000 dividend to Riviera Holding Company.

     The Company believes that the transactions described above were at prices and terms which were no less favorable to the Company than would have been available in similar transactions with unaffiliated third parties. The policy of the Company is that proposed transactions with affiliates of the Company must have the prior approval of a majority of the disinterested members of the Board of Directors and be made on terms no less favorable to the Company than could be obtained from unaffiliated parties.

PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return for the Company's Common Stock with the cumulative total return of the Standards & Poors 500 Composite Index and an index of peer companies selected by the Company.

     The comparison assumes $100 was invested on March 4, 1997 (the date of the Company's initial public offering) in the Company's Common Stock, the S & P 500 Composite Index and the peer group. The companies in the peer group, all of which are in the automotive industry, are as follows:

Arvin Industries, Inc.
Autocam Corporation
Breed Technologies, Inc.
Dana Corporation
Defiance, Inc.
Excel Industries, Inc.
Gentex Corporation
Hayes Wheels International, Inc.
Magna International - CL A
Mascotech Inc.
Simpson Industries, Inc.
Spartan Motors Inc.
Superior Industries International
Tower Automotive

        Measurement Period            Riviera Tool
      (Fiscal Year Covered)              Company           S&P Index         Peer Group
March 4, 1997                               100                100                100
August 1997                               76.79             114.58             130.50

          II. PROPOSAL TO APPROVE THE 1996 INCENTIVE STOCK OPTION PLAN

     The Board of Directors of the Company has adopted, subject to shareholder approval, the Riviera Tool Company 1996 Incentive Stock Option Plan (the "Plan").

     The following is a summary of the principal provisions of the Plan as amended:

     Eligibility. The Plan provides that all officers and other employees and former officers and employees who have a consulting arrangement with the Company are eligible to participate in the Plan.

     Administration. The Plan is administered by the Compensation Committee of the Board of Directors of the Company, comprised of directors who are not eligible to participate in the Plan. The Committee makes recommendations periodically to the Board of Directors with respect to who shall participate in the Plan and the extent of their participation. In making such determinations, the Committee considers the position and responsibilities of the employee, the nature and value to the Company of his or her services and accomplishments, the present and potential contribution of the employee to the success of the Company and such other factors as the Committee may deem relevant.

     Shares. The shares covered by the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. 250,000 shares are reserved for issuance under the Plan.

     Option Agreement. Each option granted under the Plan is evidenced by an agreement in such form as the Board of Directors shall from time to time approve, which agreement must comply with and be subject to certain conditions set forth in the Plan, including the following:

     Price. The option price shall not be less than one hundred percent (100%) of the market value of the shares of Common Stock on the date of the Compensation Committee's approval of the grant. The aggregate fair market value of the Common Stock (determined at the date of the option grant) for which any employee may be granted options first exercisable in any fiscal year may not exceed $100,000.

     Duration and Exercise of Options. An option granted under the Plan must be exercised by the optionee by the date specified by the Compensation Committee, which shall be a maximum of ten years from the date of grant during employment of the optionee, or in any event within three months after termination of employment for any cause other than death or total or permanent disability. The Compensation Committee may in its discretion provide that an option may not be exercised in whole or in part for any period or periods of time specified by the Compensation Committee. No option may be exercised for a period of twelve (12) months after the date of its grant. Thereafter, and except as otherwise provided, any option may be exercised in whole or in part from time to time during its term. If an optionee does or becomes totally and permanently disabled while in the employ of the Company, the option granted such optionee may, but only within the year next succeeding such death or disability, be exercised as and to the extent that the optionee was entitled to exercise the option at the date of death or disability, and the option period shall terminate at the end of the year next succeeding such event or, if earlier, the expiration of the option. In addition, in the event a person becomes beneficial owner of more than thirty percent (30%) of the Company's Common Stock otherwise than through a transaction arranged with the prior approval of the Company's Board of Directors, all options then outstanding may be exercised immediately.

     Adjustments. The Compensation Committee may make appropriate adjustments in the price of the shares and the number allotted or subject to allotment if there is any change in the Common Stock as a result of a share dividend, share split, recapitalization or otherwise.

     Payment of Option Price. The option price shall be paid in cash or through the delivery of previously owned shares of the Company's Common Stock or by a combination of cash and Common Stock.

     Amendment and Termination of Plan. The Board of Directors may from time to time amend, suspend or discontinue the Plan; provided, however, that the Board of Directors may not amend the Plan to increase the number of shares of Common Stock on which options may be granted under the Plan, materially increase the benefits accruing to optionees under the Plan, or materially modify the provision of the Plan relating to eligibility to be granted an option, without further shareholder approval.

     Tax Aspects. Options granted under the Plan are qualified options for federal income tax purposes. The holder of an option granted under the Plan would not be subject to any tax with respect to the grant of the option, but the holder will recognize taxable income upon the sale of the stock after the exercise of the option. If the holder sells the stock more than one year after the exercise of the option, the difference between the sale price and the option price will be taxable as a long-term capital gain. If the holder sells the stock within one year after the exercise of the option, the holder would recognize ordinary taxable income equal to the excess of the fair market value of the stock at the time of exercise over the option price, and taxable capital gain in an amount equal to the excess of the sale price of the stock over the fair market value of the stock at the time of exercise.

     No stock options were granted under the Plan during 1997.

     On November 10th, 1997, the market value of the Common Stock of the Company was $9 1/16 per share.

     The Board of Directors recommends a vote FOR approval of the 1996 Incentive Stock Option Plan. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a different choice in their proxies.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WITH RESPECT TO THE PLAN IS REQUIRED FOR ITS APPROVAL, PROVIDED THE TOTAL VOTE CAST ON THE PROPOSAL REPRESENTS 50% OF ALL SHARES ENTITLED TO VOTE THERON.

                               III. OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     Plante & Moran L.L.P. is the independent public accountant for the Company and has reported on the Company's financial statements for the fiscal year ended August 31, 1997. The Company's independent public accountant is appointed by the Board of Directors after receiving recommendation from the Audit Committee. Plante & Moran L.L.P. has been reappointed for fiscal year 1998. Plante & Moran LLP has indicated that a representative of that firm will be present at the shareholder's meeting. Such representative shall be given an opportunity to make a statement, if he or she so desires, and it is expected that such representative will be available to respond to appropriate questions presented at the meeting.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, no later than by August 1, 1998, in order to be eligible for inclusion in the Proxy Statement and form of Proxy relating to that meeting. A shareholder who desires to submit any such proposal should refer to the applicable rules and regulations of the Securities and Exchange Commission, Washington, D.C. 20549.

OTHER BUSINESS

     Neither the Company nor the members of the Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own ten percent (10%) or more of the Company's common stock file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Company Common Stock. These officers, directors and 10% shareholders are required by SEC regulation to furnish the Company with copies of these reports. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended August 31, 1997, all
Section 16(a) requirements applicable to its officers, directors and 10% beneficial owners were complied with.

VOTING OF PROXIES

     Proxies which are signed and returned will be voted for the nominees named above to serve until the Annual Meeting of Shareholders in 2000 unless authority to vote upon the election of directors is withheld. Proxies will be voted as specified by the shareholder either for or against the proposal to approve the Riviera Tool Company 1996 Incentive Stock Option Plan. Abstentions will be treated as shares present for determining a quorum and all abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining the outcome of any matter.

AVAILABILITY OF S.E.C. FORM 10-K

     A copy of the Company's 10-K Annual Report, filed with the Securities and Exchange Commission, is available without charge to shareholders by written request to:

                               Mr. Peter C. Canepa
                               Riviera Tool Company
                               5460 Executive Parkway SE
                               Grand Rapids, Michigan 49512

                                          By order of the Board of Directors

                                          PETER C. CANEPA, Secretary

                                                                        ANNEX A

                                                                     Per 4/16/97
                                                                Board Resolution


                              RIVIERA TOOL COMPANY

                        1996 INCENTIVE STOCK OPTION PLAN


Section 1 - Purpose

     The RIVIERA TOOL COMPANY 1996 INCENTIVE STOCK OPTION PLAN (hereinafter called the "Plan") is a plan to provide incentive to certain employees of Riviera Tool Company and its subsidiaries (hereinafter called the "Corporation") based upon such employees' individual contributions to the long term growth and profitability of the Corporation, in order to encourage their identity with shareholder concerns and their current and continuing interest in the development and financial success of the Corporation.

Section 2 - Definitions

     (a) The term "subsidiaries" shall mean those corporations and partnerships in which the Corporation owns directly or indirectly a majority equity interest as defined under generally accepted accounting principles.

     (b) The term "Code" shall mean the Internal Revenue Code of 1986, as the same may be from time to time amended.

     (c) The term "Committee" shall mean such committee of the Board of Directors of the Corporation as shall be established by the Board of Directors, the members of which shall be "disinterested persons" under Rule 16b-3 of the Securities and Exchange Commission (or any successor regulation issued under federal securities laws) and shall be ineligible to participate in the Plan, or in the absence of an appointed committee all members of the Board of Directors who are disinterested persons.

     (d) The term "company stock" shall mean shares of the common capital stock of the Corporation available for award or awarded, or subject to options or rights granted, under the Plan.

     (e) The term "market value" shall mean for a share of company stock as of any date (i) the mean between the highest and lowest sale prices for the company stock as reflected in the National Association of Securities Dealers Automated Quotation System (NASDAQ) for that date, or if there is no sale on such date then on the next preceding date on which a sale has occurred, or (ii) if there is no public trading market for the company stock, then the value established by the Committee or the Board of Directors for purposes of the Plan.

     (f) The term "options" shall mean collectively the incentive stock options available for grant or granted under Section 8 of the Plan.

                                                                     Per 4/16/97
                                                                Board Resolution


     (g) The term "optionee" means any person to whom an option or right has been granted or who becomes a holder of an option or right under Section 8 of the Plan.


Section 3 - Effective Date and Duration

     Subject to the approval of the Plan by the shareholders of the Corporation, the Plan shall be effective upon the effective date of a registration statement for the Corporation filed with the Securities and Exchange Commission for the initial public offering of common stock of the Corporation. The Plan shall continue until it is terminated by the Board of Directors as provided in Section 10.

Section 4 - Administration

     The Committee shall be responsible for the general operation and administration of the Plan and shall have the authority to interpret the Plan and to adopt administrative rules and regulations governing its operation. The Committee may delegate the performance of administrative functions to the Secretary of the Committee.

Section 5 - Participation, Stock Awards and Option Grants

     (a) Each year, the Committee shall designate as participants in the Plan those officers and employees of the Corporation and those former officers and employees who have a consulting arrangement with the Corporation that the Committee determines.

     (b) Each year, the Committee may grant stock options that qualify as "incentive stock options" within the meaning of Section 422 of the Code to each current and former officer and employee whom it has designated as a participant for such year. Upon the approval by the Board of Directors of the Corporation of the individual awards and/or grants, if any, made to executive officers and of the total of all awards and grants made to all other persons, the determination of the Committee as to each such award and grant shall become final.

Section 6 - Shares Reserved Under the Plan

     There is hereby reserved for use upon exercise of options to be granted from time to time under the Plan, an aggregate of 50,000 shares of company stock may be authorized but unissued shares, treasury shares, shares acquired in the open market, or any combination of the foregoing, and if acquired in the open market, shall be acquired by an agent independent of the Corporation. Any shares

                                                                     Per 4/16/97
                                                                Board Resolution


of company stock underlying options that are forfeited pursuant to
Section 8(d) of the Plan and, to the extent permissible for purposes of allowing the Plan to continue to be considered as described under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any shares of company stock that are used for full or partial payment of the purchase price of shares with respect to which an option is exercised pursuant to Section 8 of the Plan may thereafter again be awarded or made subject to grant under the Plan. In the event of any change in the outstanding shares of the common capital stock of the Corporation by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar change, the Committee may make appropriate adjustments in the aggregate number of shares of company stock made subject to options granted or reserved for award or grant under the Plan, in the prices of options granted, or provide for the substitution of other securities of the class exchanged for common capital stock of the Corporation in any merger or consolidation.

Section 7 - Options Granted Under the Plan

     (a) Options granted to a participant may not be sold, transferred, alienated or assigned (other than by will or the laws of descent and distribution) during the exercise period established with respect to such shares, but nothing contained in this sentence shall preclude the sale or other transfer of shares of company stock obtained by the proper exercise of any option. During the lifetime of an optionee, the option shall be exercisable only by the optionee personally or by the optionee's legal representative.

     (b) The exercise of options by a participant under this Plan shall be subject to satisfaction of the conditions precedent that the participant refrain from engaging in any activity that, in the opinion of the Committee, is competitive with any activity of the Corporation (except that employment at the request of the Corporation with an entity in which the Corporation has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Committee, shall not be considered to be an activity that is competitive with any activity of the Corporation) and from otherwise acting, either prior to or after termination of employment, in any manner inimical or in any way contrary to the best interests of the Corporation and that the participant furnish to the Corporation such information with respect to the satisfaction of the foregoing conditions precedent as the Committee shall reasonably request. Any shares of company stock obtained upon exercise of an option granted under the Plan may be made subject to such other conditions or restrictions as the Committee deems advisable, including without limitation, provisions to comply with federal and state securities laws.

     (c) Certificates issued for shares of company stock acquired pursuant to this Plan may bear a legend stating that the shares are issued subject to the restrictions set forth in the Plan.

                                                                     Per 4/16/97
                                                                Board Resolution


Section 8 - Grants of Options

     (a) Participants eligible to receive grants of options under this Section 8 shall be selected by the Committee from among the officers and employees of the Corporation and from former officers and employees who have a consulting arrangement with the Corporation. The Committee may grant more than one option to any eligible current or former officer or employee.

     (b) The Committee shall determine the eligible participants to whom, and the time or times at which, options will be granted, the number of shares to be subject to each option, the duration of each option, the time or times within which the option may be exercised, the cancellation of the option (with the consent of the holder thereof) and the other conditions of the grant of the option. The provisions and conditions of the grants of options need not be the same with respect to each optionee or with respect to each option.

     (c) Except as otherwise specifically provided herein, options granted pursuant to the Plan shall be subject to the following terms and conditions:

           (i) Option Price. At the time the Committee approves the grant, the Committee shall determine the option price which shall be not less than one hundred percent (100%) of the market value of the company stock on the date of Committee approval of the grant. With respect to any option granted to a participant who owns, or is deemed to own, stock possessing more than ten percent (10%) of the voting rights of the Company's outstanding capital stock at the date of the grant, the exercise price of the option must be at least equal to one hundred ten percent (110%) of the fair market value on the date of the grant of the option and may not be exercisable more than five (5) years after the date of the grant.

           (ii) Payment. The option price shall be paid in full at the time of exercise. No shares shall be issued until full payment has been received therefor. Payment may be in cash or, with the prior approval of and upon the conditions established by the Committee, by delivery of shares of company stock owned by the optionee; provided, however, that company stock acquired by the optionee through the exercise of an incentive stock option may not be used for payment prior to the expiration of the holding periods prescribed in Section 422(a)(1) of the Code. If payment is made by the delivery of shares of company stock, the value of the shares on the day they are delivered shall be the market value on such day.

           (iii) Duration of Options. The duration of options shall be determined by the Committee, but in no event shall the maximum duration of an incentive stock option exceed ten (10) years from the date of its grant.

           (iv) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate

                                                                     Per 4/16/97
                                                                Board Resolution


      from time to time; provided, however, that no option shall be exercisable in whole or in part for a period of twelve (12) months from the date on which the option is granted. Options shall be exercisable in full or in such cumulative installments as shall be determined by the Committee on the grant of the option. If an option shall be exercisable in installments, the Committee may, in its discretion, provide for other events in which all installments shall become immediately exercisable if any installment be presently exercisable.

           (v) Incentive Stock Options. The Committee may not grant a participant incentive stock options in the aggregate that are first exercisable during any one calendar year with respect to company stock the aggregate market value of which exceeds $100,000, taking into account all stock option plans of the Corporation.

     (d) If the employment of an optionee to whom an incentive stock option has been granted under the Plan shall be terminated (except as set forth below) such option may be exercised, to the extent that the option was exercisable on the date of termination of employment, only until the earlier of three (3) months after such termination or the original expiration date of the option; provided, however, that any option held by an optionee whose employment shall be terminated either (i) for cause or (ii) voluntarily by the optionee and without the consent of the participating affiliate by which the optionee was employed (which consent shall be assumed in the case of retirement at normal retirement age but not in the case of early retirement) shall, to the extent not theretofore exercised, immediately terminate. If an optionee to whom an incentive stock option has been granted under the Plan shall become disabled while employed and such disability results in the termination of employment, such option may be exercised, to the extent that the option was exercisable on the date of termination of employment, by either the disabled optionee or such optionee's legal representative, as the case may be, and the right to exercise the option shall terminate upon the earlier of the expiration of twelve (12) months from the date of such termination of employment or the original expiration date of the option. If an optionee has been granted an option exercisable in installments, then, notwithstanding the terms specifying the installments in which the option shall be exercisable, upon the death or disability of the optionee at any time subsequent to the expiration of the first year of the term of the option, the option shall be exercisable within the time period set forth above as to all shares of company stock remaining subject to the option. For the purposes of this Section 8, the term "disabled" shall have the meaning contained within Section 22(e)(3) of the Code.

     (e) An optionee or a transferee of an option pursuant to Section 7(a) shall have no rights as a shareholder with respect to any company stock the subject of either an unexercised or exercised option until the optionee or transferee shall have become the holder of record of such stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect of such stock for which the record date is prior to the date on which the optionee or transferee shall have in fact become the holder of record of the company stock acquired pursuant to the option or right.

                                                                     Per 4/16/97
                                                                Board Resolution


Section 9 - General

     (a) If, in connection with the exercise of any option hereunder, it is necessary or desirable, to comply with any law or regulation of any governmental authority relating to the issuance or sale of securities, that the participant receiving such shares shall agree that the participant will take the shares for investment and not with any present intention to resell the same and that the participant will dispose of such shares only in compliance with such laws and regulations, the participant shalL upon the request of the Committee, execute and deliver to the Committee an agreement to such effect satisfactory to the Committee.

     (b) If a participant dies prior to the exercise in full of any option granted to the participant, the option and any shares issued thereunder shall be distributed to the participant's designated beneficiary or, in the absence of a beneficiary designation, to the participant's estate. The designation of a beneficiary shall be made in writing on a form prescribed by and filed with the Secretary of the Committee.

     (c) Neither the establishment of the Plan nor any provisions of the Plan or modification thereof shall be held or construed as giving any participant in the Plan the right to be retained in the service of the Corporation and the Corporation expressly reserves its right to discharge any such participant whenever the interests of the Corporation may so require.

     (d) Each distribution of company stock under this Plan shall be made subject to such federal, state and local tax withholding requirements as apply on the distribution date. For this purpose, the Committee may provide for the withholding of shares of company stock or allow a participant to tender back to the Corporation shares of company stock received in such distribution.

     (e) Notwithstanding any other provisions in the Plan, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable. Distribution of all shares of company stock due because of the exercise of options, shall be made as soon as practicable within sixty (60) days after the date of the Change in Control. For purposes of this Plan, a Change in Control shall occur if any "person" or "group" within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act becomes the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of more than thirty percent (30%) of the then outstanding voting securities of the Corporation otherwise than through a transaction or transactions arranged by or consummated with the prior approval of the Corporation's Board of Directors.

Section 10 - Amendment, Suspension and Termination

                                                                     Per 4/16/97
                                                                Board Resolution


     The Board of Directors of the Corporation reserves the right at any time to amend, suspend, or terminate the Plan; provided, however, no such amendment, suspension or termination shall adversely affect any award or grant then in effect unless the prior approval of the participant so affected is obtained.
No amendment of the Plan shall, without approval of the shareholders of the Corporation, (a) increase the aggregate number of shares of company stock which are reserved for the Plan (except as provided in Section 6), (b) change the group of eligible employees under the Plan, (c) change the manner of determining the option price or the amount payable upon exercise of a right or
(d) increase the maximum duration of an option.

Section 11- Governing Law

     The Plan and all determinations made and action taken pursuant thereto shall be governed by the laws of the State of Michigan and construed in accordance therewith.

                              RIVIERA TOOL COMPANY
                   PROXY FOR ANNUAL MEETING DECEMBER 17, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kenneth K. Rieth and Peter C. Canepa and each or either of them, proxies with full power of substitution, to vote all stock of Riviera Tool Company, a Michigan corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at Rembrandt's At Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504, on December 17, 1997, at 3:00 p.m. and at any adjournment.

    1.  ELECTION OF DIRECTORS:

    [ ] FOR all nominees listed below                     [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary below)              To vote for all nominees listed below

                   John C. Kennedy         Thomas H. Highley

    (Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below:)

--------------------------------------------------------------------------------

    2. APPROVAL OF THE RIVIERA TOOL COMPANY 1996 INCENTIVE STOCK OPTION PLAN, AS AMENDED

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

                 (Continued and to be signed on reverse side.)

IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED HEREON WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS NOMINATED AND APPROVAL OF THE 1996 INCENTIVE STOCK OPTION PLAN. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledge receipt of the Annual Report of the Company for its fiscal year ended August 31, 1997, and Notice of Annual Meeting of Shareholders and Proxy Statement dated November 14, 1997.

                                           Dated:  , 1997

                                           ------------------------------------
                                                        Signature

                                           ------------------------------------
                                                        Signature

                                           Please sign exactly as your name
                                           appears hereon. If stock is held
                                           jointly, each holder should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian,
                                           corporate officer or in any other
                                           capacity, please state title in
                                           full.

               PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY